UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 7, 2026
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No.	001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1900 Polaris Parkway
Columbus,	OH
and Im Langacher, P.O. Box MT-100 CH Greifensee, Switzerland		43240	and 8606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.02(e) Compensatory Arrangements of Certain Officers.

On May 7, 2026, the Compensation Committee of the Board of Directors of Mettler-Toledo International Inc. (the “Company”), with guidance from the Committee’s independent compensation consultant, approved the grant of 2026 long-term incentive (“LTI”) awards to the Company’s named executive officers (“NEOs”).

The Committee approved a bifurcated grant structure and composition for 2026 LTI awards that will comprise 1/3 performance share units, 1/3 non-qualified stock options, and 1/3 restricted stock units, of which half will be granted in May 2026 and half will be granted in November 2026.

The Committee believes that bifurcating the 2026 LTI awards into two grants and modifying the composition of each grant improves the retentive and motivational objectives of the compensation program in the current environment.

General vesting schedules remain unchanged for the performance share units and the non-qualified stock options. The restricted stock units shall have a 3-year cliff vesting schedule.

The awards were granted under the Company’s Equity Incentive Plan, as amended.

Additional details follow for the May 2026 grant:

Named Executive Officer and Title	PSUs*	Non-qualified Stock Options*	RSUs*
Patrick Kaltenbach, Chief Executive Officer	838	2,005	810
Shawn P. Vadala, Chief Financial Officer	301	720	291
Susan Graham-Bryce Chief Human Resources Officer	73	175	71
Richard Wong, Head of Asia and Pacific	107	255	103

*For the May 2026 grant, share amounts were determined using the Company’s closing stock price and other valuation assumptions on the grant date, May 12, 2026. Under this grant, the CEO’s target LTI value increased by approximately 6.25% versus 2025, while the NEOs’ target LTI value increased by approximately 12.5%.

The foregoing description is qualified in its entirety by reference to the Company’s Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.

Date: May 13, 2026	By:	/s/ Michelle M. Roe

Michelle M. Roe
Chief Legal Officer